FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 24, 1998
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




      0-18294                 California                 94-3087630
     ---------                -----------                -----------
    (Registration           (State or Other             (IRS Employer
        File                 Jurisdiction of            Identification
       Number)               Incorporation)                 Number)





           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The Registrant was organized to acquire, hold for investment, manage, and ultimately sell income-producing real properties and investments in securities. In the normal course of its business, the registrant sold the Stop N Go Store #2092 located in Rubidoux, California, the last property in the registrant's portfolio.

TERMS OF ORIGINAL ACQUISITION

On November 30, 1989 the Registrant acquired the Stop N Go Store #2092 located in Rubidoux, California for $946,000 including acquisition fees and other miscellaneous closing costs

TERMS OF DISPOSITION AND FINANCING

The Registrant sold the sold the Stop N Go Store #2092 located in Rubidoux, California on December 24, 1998. The sales price was $970,000. After payment of expenses of sale, the proceeds to the Registrant were approximately $857,000.

CARRYING AMOUNT AT DATE OF SALE

The  carrying  amount  of  the  land  and  improvements   approximated  $887,000
(including $59,000 deferred lease income receivable) and $826,000 on a book basis and tax basis, respectively.


GAIN/LOSS ON SALE

The loss recognized on the sale approximated $30,000 and the gain recognized on the sale approximated $31,000 on a book basis and tax basis, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements
         Not applicable.

(b)      Pro Forma Financial Information
         Historical financial information and Pro Forma financial information relating to the sale are not included in this Form 8-K, as the registrant is in its final stages of liquidation and dissolution.

(c)      Exhibits
         Upon their receipt, the Registrant will amend its Form 8-K to include the disposition documents for the above-mentioned property.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            METRIC INCOME TRUST SERIES, INC.,
                                            a California Corporation


                                            By:      /s/ William A. Finelli
                                                     ----------------------
                                                     William A. Finelli
                                                     Chief Financial Officer


                                            Date:    January 5, 1999
                                                     ---------------